TURNER FUNDS

                          PORTFOLIOS OF THE TIP FUNDS

                               Investment Adviser:
                        TURNER INVESTMENT PARTNERS, INC.

TIP Funds (the "Trust") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual funds (each a "Fund" and, together, the "Funds"), each of which is a separate series of the Trust:

                       TURNER ULTRA LARGE CAP GROWTH FUND
                            TURNER GROWTH EQUITY FUND
                            TURNER MIDCAP GROWTH FUND
                          TURNER SMALL CAP GROWTH FUND

This Prospectus concisely sets forth the information about the Trust and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated January 31, 1998, has been filed with the Securities and Exchange Commission, and is available without charge by calling 1-800-224-6312. The Statement of Additional Information is incorporated into this Prospectus by reference.

Effective on August 30, 1997, the Small Cap Growth Fund was closed to most new investors. Shareholders of the Small Cap Growth Fund as of that date may continue to make investments in the Fund, and may open additional accounts with the Fund, provided the new account is registered in the same name or has the same taxpayer identification or social security number assigned to it. In addition, certain limited classes of new investors may also purchase shares. See "Purchase and Redemption of Shares. "

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

January 31, 1998,
as amended, July 31, 1998

                               TABLE OF CONTENTS

Summary ....................................................................  3
Expense Summary ............................................................  5
Financial Highlights .......................................................  8
The Trust and the Funds .................................................... 13
Investment Objectives ...................................................... 13
Investment Policies ........................................................ 13
Risk Factors ............................................................... 15
Investment Limitations ..................................................... 16
The Adviser ................................................................ 17
The Administrator .......................................................... 18
The Transfer Agent ......................................................... 18
The Distributor ............................................................ 18
Portfolio Transactions ..................................................... 18
Purchase and Redemption of Shares .......................................... 19
Performance ................................................................ 23
Taxes ...................................................................... 24
General Information ........................................................ 25
Description of Permitted Investments and Risk Factors ...................... 27

                                    SUMMARY

The following provides basic information about the Turner Ultra Large Cap Growth Fund (the "Ultra Large Cap Fund"), Turner Growth Equity Fund (the "Growth Equity Fund"), Turner Midcap Growth Fund (the "Midcap Fund"), and Turner Small Cap Growth Fund (the "Small Cap Fund") (each a "Fund" and, collectively, the "Funds"). The Funds are four of the thirteen mutual funds comprising the TIP Funds (the "Trust"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

What is each Fund's goal and its primary policies?

The Ultra Large Cap Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks of issuers with, at the time of purchase, market capitalizations in excess of $10 billion that the Adviser believes offer strong earnings growth potential.

The Growth Equity Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks that, in the Adviser's opinion, have strong earnings growth potential.

The Midcap Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks of issuers with, at the time of purchase, market capitalizations between $500 million and $6 billion that the Adviser believes offer strong earnings growth potential.

The Small Cap Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $1 billion that the Adviser believes offer strong earnings growth potential.

What are the risks involved with investing in the Funds? The investment policies of each Fund entail certain risks and considerations of which investors should be aware. Each Fund invests in securities that fluctuate in value, and investors should expect each Fund's net asset value per share to fluctuate in value. The value of equity securities may be affected by the financial markets as well as by developments impacting specific issuers. The values of fixed income securities tend to vary inversely with interest rates and may be affected by market and economic factors as well as by developments impacting specific issuers. The Funds may enter into futures and options transactions and may purchase zero coupon securities. Each of the Funds, other than the Ultra Large Cap Fund and the Midcap Fund, may purchase mortgage-backed securities, and certain of the Funds may purchase securities of foreign issuers. Investments in these securities involve certain other risks.

For more information about each Fund, see "Investment Objectives," "Investment Policies," "Risk Factors," and "Description of Permitted Investments and Risk Factors."

Who is the Adviser? Turner Investment Partners, Inc. (the "Adviser"), serves as the investment adviser to each Fund. See "Expense Summary" and "The Adviser."

Who is the Administrator? SEI Fund Resources (the "Administrator") serves as the administrator and shareholder servicing agent for the Funds. See "Expense Summary" and "The Administrator."

Who is the Distributor? SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. See "The Distributor."

Who is the Transfer Agent? DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Trust. See "The Transfer Agent."

Is there a sales load? No, shares of each Fund are offered on a no-load basis.

Is there a minimum investment? The Funds require a minimum initial investment of $2,500 ($2,000 for IRAs), which the Distributor may waive at its discretion. Subsequent purchases must be at least $500.

How do I purchase and redeem shares? Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange is open for business ("Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent (or its authorized agent) receives the order and payment, by check or in readily available funds, prior to the calculation of net asset value. Redemption orders received by the Transfer Agent prior to the calculation of net asset value on any Business Day will be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day. See "Purchase and Redemption of Shares."

How are distributions paid? Each Fund distributes substantially all of its net investment income (exclusive of capital gains) in the form of periodic dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

                                 EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Sales Load Imposed on Purchases .......................................... None
Sales Load Imposed on Reinvested Dividends ............................... None
Deferred Sales Load ...................................................... None
Redemption Fees(1) ....................................................... None
Exchange Fees............................................................. None
--------------------------------------------------------------------------------
(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------

                                                                         Growth
                                                         Ultra Large     Equity       Midcap      Small Cap
                                                          Cap Fund        Fund         Fund         Fund
-----------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers or
reimbursements if applicable)(1)                            .75%          .75%          .75%         1.00%
12b-1 Fees                                                  None          None          None          None
Other Expenses(2)                                           .25%          .25%          .50%          .25%
-----------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee
waivers or reimbursements)(3)                              1.00%         1.00%         1.25%         1.25%
-----------------------------------------------------------------------------------------------------------

(1) The Adviser has agreed, on a voluntary basis, to waive its advisory fee for the Ultra Large Cap, Growth Equity, Midcap, and Small Cap Funds to the extent necessary to keep the "Total Operating Expenses" of the Funds during the current fiscal year from exceeding 1.00%, 1.00%, 1.25%, and 1.25%, respectively. The Adviser reserves the right to terminate its waivers at any time in its sole discretion.

(2) "Other Expenses" for the current fiscal year do not reflect the value of arrangements whereby certain broker-dealers have agreed to pay certain expenses of the Ultra Large Cap, Growth Equity, Midcap and Small Cap Funds in return for the direction of a percentage of the Funds' brokerage transactions. As a result of these arrangements, the amount of "Other Expenses" and "Total Operating Expenses" deducted from the Ultra Large Cap Fund's assets is expected to be .15% and 1.00%, respectively. As a result of these arrangements, the amount of "Other Expenses" and "Total Operating Expenses" deducted from the Growth Equity Fund's assets is expected to be .13% and .93%, respectively, the amount of "Other Expenses" and "Total Operating Expenses" expected to be deducted from the Midcap Fund's assets is .46% and 1.25%, respectively, and the amount of "Other Expenses" and "Total Operating Expenses" expected to be deducted from the Small Cap Fund's assets are anticipated to be .21% and 1.25%, respectively.

(3) Absent fee waivers, expense reimbursements, and assuming that certain expenses were not paid for by certain broker-dealers in return for the direction to them of brokerage transactions, "Total Operating Expenses" for the Ultra Large Cap, Growth Equity, Midcap and Small Cap Funds would be 26.45%, 1.05%, 7.96%, and 1.33%, respectively. The amounts for Ultra Large Cap and Midcap Funds have been estimated based on current expectations and assumptions.


EXAMPLE
--------------------------------------------------------------------------------



You would pay the following expenses on a $1,000 investment in a       1 year      3 years      5 years     10 years
Fund assuming (1) a 5% annual return and (2) redemption at the         ------      -------      -------     --------
end of each time period.

Ultra Large Cap Growth Fund                                               $10         $32          $55         $122
Growth Equity Fund                                                        $10         $32          $55         $122
Midcap Growth Fund                                                        $13         $40          $69         $151
Small Cap Growth Fund                                                     $13         $40          $69         $151
---------------------------------------------------------------------------------------------------------------------

The example is based upon total operating expenses of each Fund after waivers and reimbursements, if any, as shown in the expense table. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Funds. Additional information may be found under "The Adviser" and "The Administrator."

                              FINANCIAL HIGHLIGHTS

The following information for the fiscal year ended September 30, 1997 with respect to the Ultra Large Cap Fund has been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent auditors, whose report dated October 31, 1997, is incorporated by reference in the Statement of Additional Information. The following table should be read in conjunction with the Fund's financial statements and the notes thereto. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-224-6312.

For a Share Outstanding Throughout the Period:

                                                                 Ultra Large Cap
                                                                 Growth Fund (1)
--------------------------------------------------------------------------------
                                                                     02/01/97
                                                                        to
                                                                     09/30/97
--------------------------------------------------------------------------------
  Net Asset Value, Beginning of Period .............................. $10.00
--------------------------------------------------------------------------------
  Income From Investment Operations:

    Net Investment Income (Loss) ...................................... 0.01
    Net Realized and Unrealized
      Gain (Loss) on Investments ...................................... 2.27
--------------------------------------------------------------------------------
  Total From Investment Operations ....................................$2.28
--------------------------------------------------------------------------------
  Less Distributions:

  Dividends From Net Investment Income ..............................   --
  Distributions from Capital Gains ..................................   --
      Total Distributions ...........................................   --
--------------------------------------------------------------------------------
  Net Asset Value, End of Period .................................... $12.28
--------------------------------------------------------------------------------
  Total Return ....................................................... 22.80%
--------------------------------------------------------------------------------
  Ratios and Supplemental Data

  Net Assets, End Of Period (000) ..................................... $701
  Ratios Of Expenses To Average Net Assets ............................ 1.00%*
  Ratio Of Net Investment Income To
    Average Net Assets ................................................ 0.20%*
  Ratio Of Expenses To Average Net Assets
    (Excluding Waivers and Contributions) ............................ 26.45%*
  Ratio Of Net Investment Income to
    Average Net Assets (Excluding Waivers and Contributions) ........ (25.25)%
  Portfolio Turnover Rate ........................................... 346.47%

  Average Commission(2) ............................................ $0.0600
================================================================================

*   Annualized
(1) Commenced operations February 1, 1997.
(2) Average commission rate paid per share for the security purchases and sales during the period.

                              FINANCIAL HIGHLIGHTS

The following information for the fiscal year ended September 30, 1997 with respect to the Growth Equity Fund has been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent auditors, whose report dated October 31, 1997, is incorporated by reference in the Statement of Additional Information. On April 30, 1996, the Growth Equity Fund acquired all of the assets and liabilities of the Turner Growth Equity Portfolio of The Advisors' Inner Circle Fund. The information prior to that date relates to the Turner Growth Equity Portfolio. The financial statements of the Turner Growth Equity Portfolio of The Advisors' Inner Circle Fund were audited by Arthur Andersen LLP. The following table should be read in conjunction with the Fund's financial statements and the notes thereto. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-224-6312. All references herein to the Growth Equity Fund shall be deemed to include the Turner Growth Equity Portfolio.

For a Share Outstanding Throughout the Period:

                               Growth Equity Fund
------------------------------------------------------------------------------------------------------------------------------
                                                   10/01/96     11/01/95      11/01/94      11/01/93     11/01/92     03/11/92(1)
                                                      to           to            to            to          to           to
                                                   09/30/97     09/30/96      10/31/95      10/31/94     10/31/93     10/31/92
------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Period ..........   $17.03       $14.97        $12.46        $13.12       $10.40        $10.00
------------------------------------------------------------------------------------------------------------------------------
  Income From Investment Operations:
    Net Investment Income (Loss) ................    (0.03)        0.02          0.10          0.10         0.09          0.03
    Net Realized and Unrealized
        Gain (Loss) on Investments ..............     4.23         2.91          2.52         (0.66)        2.72          0.40
------------------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations ..... ........     4.20         2.93          2.62         (0.56)        2.81          0.43
------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
  Dividends From Net Investment Income ..........       --        (0.02)        (0.11)        (0.10)       (0.09)        (0.03)
  Distributions from Capital Gains ..............    (4.59)       (0.85)           --            --           --            --
        Total Distributions .....................    (4.59)       (0.87)        (0.11)        (0.10)       (0.09)        (0.03)
------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period ................   $16.64       $17.03        $14.97        $12.46       $13.12        $10.40
------------------------------------------------------------------------------------------------------------------------------
  Total Return ..................................    32.61%       20.61%        21.15%        (4.28)%      27.08%         6.95%
------------------------------------------------------------------------------------------------------------------------------
  Ratios and Supplemental Data
    Net Assets, End Of Period (000) .............  $99,590      $96,164      $115,819      $112,959      $53,327        $7,781
  Ratios Of Expenses To Average Net Assets ......     1.02%(2)*    1.06%(2)*     1.03%(2)      0.95%        1.00%         1.44%*
  Ratio Of Expenses To Average Net Assets
    Excluding Fee Waivers .......................     1.05%(2)     1.06%(2)*     1.03%(2)      1.08%        1.52%         2.55%*
  Ratio Of Net Investment Income (Loss) To
    Average Net Assets ..........................    (0.25)%(2)    0.03%(2)*     0.69%(2)      0.86%        0.80%         0.73%*
  Ratio Of Net Investment Income (Loss) to
    Average Net Assets (Excluding Fee Waivers) ..    (0.28)%(2)    0.03%(2)*     0.69%(2)      0.73%        0.28%        (0.38)%*
  Portfolio Turnover Rate .......................   178.21%      147.79%       177.86%       164.81%       88.35%       205.00%
  Average Commission(2) .........................    $0.06        $0.06            --            --           --            --
=================================================================================================================================

*        Annualized
(1)      The Turner Growth Equity Portfolio commenced operations on March 11,
         1992.
(2) The Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets do not reflect the Adviser's use of arrangements whereby certain broker-dealers have agreed to pay certain expenses of the Turner Growth Equity Fund in return for the direction of a percentage of the Fund's brokerage transactions. These arrangements reduced the Ratio of Expenses to Average Net Assets to 0.96% (0.99% excluding waivers) for the year ended 9/30/97, 0.94% for the eleven month period ended 9/30/96 and 0.94% for the year ended 10/31/95 and the Ratios of Net Investment Income (Loss) to Average Net Assets to (0.19%) ((0.22%) excluding waivers) and 0.15% and 0.78% for the same periods described.
(3) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after September 1, 1995.

                              FINANCIAL HIGHLIGHTS

The following information for the fiscal year ended September 30, 1997 with respect to the Midcap Fund has been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent auditors, whose report dated October 31, 1997, is incorporated by reference in the Statement of Additional Information. The following table should be read in conjunction with the Fund's financial statements and the notes thereto. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-224-6312.

For a Share Outstanding Throughout the Period:

                                                                      Midcap
                                                                  Growth Fund(1)
--------------------------------------------------------------------------------
                                                                        10/01/96
                                                                           to
                                                                        09/30/97
--------------------------------------------------------------------------------
  Net Asset Value, Beginning of Period .................................. $10.00
--------------------------------------------------------------------------------
  Income From Investment Operations:
    Net Investment Income (Loss) ......................................... (0.03)
    Net Realized and Unrealized
      Gain (Loss) on Investments .........................................  4.36
--------------------------------------------------------------------------------
  Total From Investment Operations ....................................... $4.33
--------------------------------------------------------------------------------
  Less Distributions:
  Dividends From Net Investment Income ..................................     --
  Distributions from Capital Gains ...................................... $(0.11)
    Total Distributions ................................................. $(0.11)
--------------------------------------------------------------------------------
  Net Asset Value, End of Period ........................................ $14.22
--------------------------------------------------------------------------------
  Total Return ..........................................................  43.77%
--------------------------------------------------------------------------------
  Ratios and Supplemental Data
  Net Assets, End Of Period (000) ....................................... $5,145
  Ratios Of Expenses To Average Net Assets ..............................   1.25%
  Ratio Of Expenses To Average Net Assets
    Excluding Fee Waivers ...............................................   7.96%
  Ratio Of Net Investment Loss To Average
    Net Assets ..........................................................  (0.62)%
  Ratio Of Net Investment Loss to
    Average Net Assets (Excluding Fee Waivers and
    Contributions) ......................................................  (7.33)%
  Portfolio Turnover Rate ............................................... 348.29%
  Average Commission(2) .................................................  $0.06
================================================================================

*   Annualized

(1) Commenced operations October 1, 1996.

(2) Average commission rate paid per share for security purchases and sales during the period.

                              FINANCIAL HIGHLIGHTS

The following information for the fiscal year ended September 30, 1997 with respect to the Small Cap Growth Fund has been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent auditors, whose report dated October 31, 1997, is incorporated by reference in the Statement of Additional Information. On April 30, 1996, the Small Cap Growth Fund acquired all of the assets and liabilities of the Turner Small Cap Portfolio of The Advisors' Inner Circle Fund. The information prior to that date relates to the Turner Small Cap Portfolio. The financial statements of the Turner Small Cap Portfolio of The Advisors' Inner Circle Fund were audited by Arthur Andersen LLP. The following table should be read in conjunction with the Fund's financial statements and the notes thereto. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-224-6312. All references herein to the Small Cap Growth Fund shall be deemed to include the Turner Small Cap Portfolio.


For a Share Outstanding Throughout the Period:                                             Small Cap
                                                                                          Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                        10/01/96          11/01/95      11/01/94       02/07/94(l)
                                                                           to                to            to             to
                                                                        09/30/97          09/30/96      10/31/95       10/31/94
----------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Period .................................. $23.13            $16.08       $10.90           $10.00
--------------------------------------------------------------------------------------------------------------------------------
  Income From Investment Operations:
    Net Investment Income (Loss) ........................................  (0.07)            (0.08)       (0.06)           (0.02)
    Net Realized and Unrealized
      Gain (Loss) on Investments ........................................   3.80              8.17         5.24             0.92
--------------------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations ......................................   3.73              8.09        $5.18              .90
--------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
  Dividends From Net Investment Income ..................................     --                --          --                --
  Distributions from Capital Gains ......................................  (0.51)            (1.04)         --                --
           Total Distributions ..........................................  (0.51)            (1.04)         --                --
--------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period ........................................ $26.35            $23.13       $16.08           $10.90
--------------------------------------------------------------------------------------------------------------------------------
  Total Return .............. ...........................................  16.64%            52.90%       47.52%           12.35%
----------------------------------------------------------------------------------------------------------------------------------
  Ratios and Supplemental Data
  Net Assets, End Of Period (000) ....................................... $153,462         $67,425      $13,072           $4,806
  Ratios Of Expenses To Average Net Assets ..............................   1.24%             1.25%*       1.25%            1.09%*
  Ratio Of Expenses To Average Net Assets
    Excluding Fee Waivers ...............................................   1.33%             1.54%*       2.39%            4.32%*
  Ratio Of Net Investment Income (Loss) To Average
    Net Assets ..........................................................  (0.84)%           (0.88)%*     (0.68)%          (0.27)%*
  Ratio Of Net Investment Income (Loss) to
    Average Net Assets (Excluding Fee Waivers)...........................  (0.93)%           (1.17)%*     (1.82)%          (3.50)%*
  Portfolio Turnover Rate ............................................... 130.68%           149.00%      183.49%          173.92%
  Average Commission(2) .................................................  $0.06             $0.06           --               --
====================================================================================================================================

*   Annualized
(1) The Turner Small Cap Portfolio commenced operations on February 7, 1994.
(2) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after September 1, 1995.

                            THE TRUST AND THE FUNDS

TIP Funds (the "Trust") offers shares in thirteen separately-managed mutual funds, each of which is a separate series of the Trust. Each share of each mutual fund represents an undivided, proportionate interest in that mutual fund. This Prospectus offers shares of the Trust's Turner Ultra Large Cap Growth Fund (the "Ultra Large Cap Fund"), Turner Growth Equity Fund (the "Growth Equity Fund"), Turner Midcap Growth Fund (the "Midcap Fund"), and Turner Small Cap Growth Fund (the "Small Cap Fund") (each a "Fund" and, together, the "Funds").

                             INVESTMENT OBJECTIVES

Ultra Large Cap Growth Fund -- The Ultra Large Cap Fund seeks capital appreciation.

Growth Equity Fund -- The Growth Equity Fund seeks capital appreciation.

Midcap Growth Fund -- The Midcap Fund seeks capital appreciation.

Small Cap Growth Fund -- The Small Cap Fund seeks capital appreciation.

There can be no assurance that any Fund will achieve its investment objective.

                              INVESTMENT POLICIES

Ultra Large Cap Growth Fund

The Ultra Large Cap Growth Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations in excess of $10 billion that Turner Investment Partners, Inc. (the "Adviser"), believes to have strong earnings growth potential. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell 200 Growth Index (or such other appropriate index selected by the Adviser). Any remaining assets may be invested in securities issued by smaller capitalization companies, warrants and rights to purchase common stocks, and they may invest up to 10% of its total assets in American Depository Receipts ("ADRs"). The Fund only will purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies and foreign securities.

Growth Equity Fund

The Growth Equity Fund invests as fully as practicable (and, under normal conditions, at least 65% of its total assets) in a portfolio of common stocks that the Adviser believes to have potential for strong growth in earnings and to be reasonably valued at the time of purchase. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings of the Russell 1000 Growth Index (or such other appropriate index selected by the Adviser). The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Fund only will purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

Midcap Growth Fund

The Midcap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations between $500 million and $6 billion that the Adviser believes to have strong earnings growth potential. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the Adviser). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest up to 10% of its total assets in ADRs. The Fund only will purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies.

Small Cap Growth Fund

The Small Cap Fund invests primarily (and, under normal conditions, at least
65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $1 billion that the Adviser believes to have strong earnings growth potential. Under normal market conditions, the Fund will maintain a weighted average market capitalization of less than $1 billion. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell 2500 Index (or such other appropriate index selected by the Adviser), the Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Fund only will purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

All Funds

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% of its net assets in illiquid securities.

Each Fund, except the Ultra Large Cap Fund and Midcap Fund, may purchase convertible securities.

Each Fund may purchase fixed income securities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. Government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO, repurchase agreements involving the foregoing securities), shares of money market investment companies and cash.

For a further description of these types of instruments see "Description of Permitted Investments and Risk Factors" in the Statement of Additional Information.

                                  RISK FACTORS

Equity Securities - Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of that fund to fluctuate. An investment in such funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Small Cap Fund invests to a significant degree, and the Midcap Fund may invest to a lesser degree, in equity securities of smaller companies. In addition, the Ultra Large Cap Fund may invest in the securities of medium capitalization companies. Any investment in smaller or medium capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and if listed on a national securities exchange may not be traded in volumes typical for that exchange. Thus, the securities of smaller-sized companies are likely to be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies.

Securities of Foreign Issuers - Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of the Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

Portfolio Turnover - Under normal circumstances, the portfolio turnover rate for the Ultra Large Cap, Midcap, Growth Equity and Small Cap Funds is not expected to exceed 200%, 200%, 175% and 175%, respectively. An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy of focusing on earnings potential and disposing of securities when the Adviser believes that their earnings potential has diminished, or may result from the Adviser's maintenance of appropriate issuer diversification. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

                             INVESTMENT LIMITATIONS

The investment objective of each Fund and certain of the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of that Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

1. No Fund may (i) purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

2. No Fund may purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. No Fund may borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

The foregoing percentages will apply at the time of the purchase of a security.

                                  THE ADVISER

Turner Investment Partners, Inc., is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of the Adviser. As of September, 1997, the Adviser had discretionary management authority with respect to approximately $2.3 billion of assets. The Adviser has provided investment advisory services to investment companies since 1992. The principal business address of the Adviser is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .75% of the average daily net assets of the Ultra Large Cap, Growth Equity and Midcap Funds, and 1.00% of those of the Small Cap Fund. The Adviser has voluntarily agreed to waive all or a portion of its fee and to reimburse expenses of the Ultra Large Cap, Growth Equity, Midcap, and Small Cap Funds in order to limit their total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.00%, 1.00%, 1.25%, and 1.25%, respectively. The Adviser received .00% for the Ultra Large Cap Fund, .00% for the Midcap Fund, .72% for the Growth Equity Fund and .92% for the Small Cap Fund for its advisory services during the fiscal year ended September 30, 1997. The Adviser reserves the right, in its sole discretion, to terminate these voluntary fee waivers and reimbursements at any time.

The Ultra Large Cap Growth Fund and Growth Equity Fund are managed by a committee comprised of Robert Turner, John Hammerschmidt and Mark Turner. The Midcap Growth Fund is managed by a committee comprised of Bill McVail, Robert Turner and Chris McHugh. The Small Cap Growth Fund is managed by a committee comprised of Bill McVail, Frank Sustersic and Chris McHugh. The background of each committee member is set forth below.

Robert E. Turner is a member of the committees which manage the Ultra Large Cap Growth, Growth Equity and Midcap Funds, as set forth above, Mr. Turner, CFA, Chairman and Chief Investment Officer of the Adviser, has been the lead manager of the Growth Equity Fund since its inception and is a co-manager of the Ultra Large Cap Growth Fund and Midcap Growth Fund. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridan Investment Company. He has 16 years of investment experience.

John Hammerschmidt is a member of the committee which manages the Ultra Large Cap Growth and Growth Equity Funds, as set forth above. Mr. Hammerschmidt, Senior Equity Portfolio Manager of the Adviser, is lead manager of the Ultra Large Cap Growth Fund and co-manager of the Growth Equity Fund. Mr. Hammerschmidt joined the Adviser in 1992. Prior to 1992, he was a Vice President in Government Securities Trading as S.G. Warburg. He has 14 years of investment experience.

Mark Turner is member of the committee which manages the Ultra Large Cap Growth and Growth Equity Funds, as set forth above. Mr. Turner, President of the Adviser, is co-manager of the Growth Equity Fund and Ultra Large Cap Growth Fund. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 15 years of investment experience.

Christopher K. McHugh is a member of the committees which manage the Midcap Growth and Small Cap Growth Funds, as set forth above. Mr. McHugh, Equity Portfolio Manager of the Adviser, is the lead manager of the Midcap Growth Fund and co-manager of the Small Cap Growth Fund. Mr. McHugh joined the Adviser in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 11 years investment experience.

Bill McVail is a member of the committees which manage the Midcap Growth and Small Cap Growth Funds, as set forth above. Mr. McVail, Senior Equity Portfolio Manager of the Adviser, is the lead manager of the Small Cap Growth Fund and co-manager of the Midcap Growth Fund. Mr. McVail joined the Adviser in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 11 years of investment experience.

Frank L. Sustersic is a member of the committee which manages the Small Cap Growth Fund. Mr. Sustersic, CFA, a Senior Security Analyst and Equity Portfolio Manager of the Adviser, is co-manager of the Small Cap Growth Fund. Mr. Sustersic joined the Adviser in 1994. Prior to 1994, he was Investment Officer/Fund Manager with First Fidelity Bank Corporation. He has eight years of investment experience.

                               THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel, and facilities.

For these administrative services, the Administrator is entitled to a fee from each Fund, which is calculated daily and paid monthly, at an annual rate of .12% of that Fund's average daily net assets up to $75 million, .10% on the next
$75 million of such assets, .09% on the next $150 million of such assets, .08% of the next $300 million of such assets, and .075% of such assets in excess of $600 million. Each Fund is subject to a $75,000 minimum annual administration fee. Once each of the Ultra Large Cap and the Midcap Funds reach $62.5 million in net assets, the Administrator will receive asset-based fees in accordance with the schedule set forth above. The Administrator may, at its sole discretion, waive all or a portion of its fees.

The Administrator also serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust.

                               THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Avenue, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

                                THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, acts as the Trust's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for its distribution services.

                             PORTFOLIO TRANSACTIONS

Each Fund may execute brokerage or other agency transactions through the Distributor for which the Distributor may receive usual and customary compensation. The Adviser may direct commission business for the Ultra Large Cap, Growth Equity, Midcap and Small Cap Funds to designated broker-dealers (including the Distributor) in connection with such broker-dealers' payment of certain Ultra Large Cap, Growth Equity, Midcap and Small Cap Fund expenses.

Since shares of the Funds are not marketed through intermediary broker-dealers, no Fund has a practice of allocating brokerage or effecting principal transactions with broker-dealers on the basis of sales of shares which may be made through such firms. However, the Adviser may place orders for any Fund with qualified broker-dealers who refer clients to that Fund.

Some securities considered for investment by a Fund may also be appropriate for other accounts and/or clients served by the Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and another of the Adviser's accounts and/or clients are considered at or about the same time, transactions in such securities will be allocated among the Fund and the other accounts and/or clients in a manner deemed equitable by the Adviser.

                       PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange is open for business ("Business Day"). Investors may purchase and redeem shares of each Fund directly through the Transfer Agent at: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805, by mail or wire transfer. All shareholders may place orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Fund may be made on any Business Day.

The minimum initial investment in the Funds is $2,500 ($2,000 for IRAs), and subsequent purchases must be at least $500. The Distributor may waive these minimums at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment.

Minimum Account Size - Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if, as the result of redemptions, the value of that account drops below $2,500. You will be allowed at least 60 days, after notice by the Fund, to make an additional investment to bring your account value up to at least $2,500 before the redemption is processed.

Certain brokers assist their clients in the purchase or redemption of shares and charge a fee for this service in addition to a Fund's public offering price.

Purchases by Mail

An account may be opened by mailing a check or other negotiable bank draft (payable to the name of the appropriate Fund) for $2,500 or more ($2,000 for IRAs) together with a completed Account Application to: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805. Third-Party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check (including certified or cashier's checks), redemption proceeds will not be forwarded until the check providing for the investment being redeemed has cleared (which may take up to 15 days). Subsequent investments may also be mailed directly to the Transfer Agent.

Purchases by Wire Transfer

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to:

United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [_______________ Fund]. The shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-224-6312 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire. Subsequent purchases may also be made by wire through the Automated Clearing House ("ACH").

General Information Regarding Purchases

A purchase request will be effective as of the day received by the Transfer Agent if the Transfer Agent (or its authorized agent) receives the purchase request in good order and payment prior to the calculation of net asset value on any Business Day. Otherwise, the purchase order will be effective on the next Business Day. A purchase request is in good order if it is complete and accompanied by the appropriate documentation, including an Account Application and additional documentation required. Payment may be made by check or readily available funds. The purchase price of shares of any Fund is that Fund's net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The Trust will not issue certificates representing shares of any Fund.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and the investor could be liable for any losses or fees incurred. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust or its shareholders to accept such order.

Shares of the Fund may be purchased in exchange for securities to be included in the Fund, subject to the Adviser's or Administrator's determination that these securities are acceptable. Securities accepted in such an exchange will be valued at their market value. All accrued interest and subscription or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered by the shareholder to the Fund upon receipt from the issuer.

The Adviser or Administrator will not accept securities in exchange for Fund shares unless (1) such securities are appropriate for the Fund at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the

Fund under the Securities Act of 1933, as amended, or otherwise; and (3) prices are available from an independent pricing service approved by the Trust's Board of Trustees.

Systematic Investment Plan - A shareholder may also arrange for periodic additional investments in a Portfolio through automatic deductions by Automated Clearing House ("ACH") transactions from a checking or savings account by completing the Systematic Investment Plan form. This Systematic Investment Plan is subject to account minimum initial purchase amounts and a minimum preauthorized investment amount of $100 per month. An application form for the Systematic Investment Plan may be obtained by calling 1-800-224-6312.

Who is Eligible to Invest in the Small Cap Growth Fund Now that the Fund is Closed to New Investors?

Effective on August 30, 1997, the Board of Trustees closed the Small Cap Fund to new investors. If you were a shareholder of the Small Cap Fund when it closed, you will still be able to make additional investments in the Fund and reinvest your dividends and capital gain distributions. Since the Fund is closed, you may open a new account only if:

o your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

o you are a current Fund trustee or officer, or an employee of Turner Investment Partners, Inc., or a member of the immediate family of any of those people;

o you are an existing advisory client of Turner Investment Partners, Inc.; or

o you are a client of a financial adviser or planner who has client assets invested in the TIP Funds as of the date of any proposed new investment in the Fund.

In addition, an employee benefit plan which is a Fund shareholder may continue to buy shares in the ordinary course of the plan's operations, even for new plan participants.

Exchanges

Shareholders of each Fund may exchange their shares for shares of the other Funds that are then offering their shares to the public. Exchanges are made at net asset value. An exchange is considered a sale of shares and may result in capital gain or loss for federal income tax purposes. The shareholder must have received a current prospectus for the new Fund before any exchange will be effected, and the exchange privilege may be exercised only in those states where shares of the new Fund may legally be sold. If the Transfer Agent (or its authorized agent) receives exchange instructions in writing or by telephone (an "Exchange Request") in good order prior to the calculation of net asset value on any Business Day, the exchange will be effected that day. The liability of the Fund or the Transfer Agent for fraudulent or unauthorized telephone instructions may be limited as described below. The Trust reserves the right to modify or terminate this exchange offer on 60 days' notice.

Redemptions

Redemption requests in good order received by the Transfer Agent (or its authorized agent) prior to the calculation of net asset value on any Business Day will be effective that day. To redeem shares of the Fund, shareholders must place their redemption orders with the Transfer Agent (or its authorized agent) prior to the calculation of net asset value on any Business Day. Otherwise, the redemption order will be effective on the next Business Day. The redemption price of shares of any Fund is the net asset value per share of that Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The Custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of a Fund by Federal Reserve wire on Federal holidays restricting wire transfers. The Fund does not charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

Neither the Trust nor the Transfer Agent will be responsible for the authenticity of instructions received by telephone if they reasonably believe those instructions to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include the taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature on certain redemption requests. The Trust requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Trust does not accept guarantees from notaries public or from organizations that do not provide reimbursement in the case of fraud.

Systematic Withdrawal Plan - Each Fund offers a Systematic Withdrawal Plan ("SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $2,500 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semiannual or annual basis. An application form for SWP may be obtained by calling 1-800-224-6312.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

Valuation of Shares

The net asset value per share of each Fund is determined by dividing the total market value of that Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of that Fund. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day.

                                  PERFORMANCE

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Fund may also quote the Frank Russell Company or Wilshire Associates, consulting firms that compile financial characteristics of common stocks and fixed income securities, regarding non-performance-related attributes of a Fund's portfolio. The Fund may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                                     TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes. Further information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of the Funds:

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. Each Fund intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

Tax Status of Distributions:

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations; however, such distributions which do qualify for the dividends-received deduction may be subject to the corporate alternative minimum tax. Any net capital gains will be distributed annually and will be taxed to shareholders as gains from the sale or exchange of a capital asset held for more than one year or for more than 18 months, as the case may be, regardless of how long the shareholder has held shares. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by a Fund are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current income the accrued discount on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 in the year declared, if paid by the Fund at any time during the following January. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder from a Fund provided certain state-specific conditions are satisfied. The Funds will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular state. Income derived by a Fund from securities of foreign issuers may be subject to foreign withholding taxes. The Funds will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

Each sale, exchange or redemption of a Fund's shares is a taxable event to the shareholder.

                              GENERAL INFORMATION

The Trust

The Trust, an open-end management investment company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated January 26, 1996, and amended on February 21, 1997. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional portfolios.

The Trust pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the Trust

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shareholders of each Fund will vote separately on matters pertaining solely to that Fund. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

As of January 5, 1998, Saul & Company owned a controlling interest (as defined in the Investment Company Act of 1940) of the Turner Growth Equity Fund, and Charles Schwab & Company, Inc., owned a controlling interest in the Turner Ultra Large Cap Growth and Turner Small Cap Growth Funds.

Reporting

The Trust issues unaudited financial information semiannually and audited financial statements annually for each Fund. The Trust also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805, or by calling 1-800-224-6312. Purchases, exchanges and redemptions of shares should be made through the Transfer Agent by calling 1-800-224-6312.

Dividends and Distributions

Substantially all of the net investment income (excluding capital gains) of the Growth Equity Fund is distributed in the form of quarterly dividends, and that of the Ultra Large Cap Fund, Midcap Fund and the Small Cap Fund are distributed in the form of dividends at least annually. Shareholders of record of the Growth Equity Fund on the second to last Business Day of each quarter or month, respectively, will be entitled to receive the quarterly or monthly dividend distribution. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve or ACH wire transfer.

Dividends and other distributions of each Fund are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable distribution or dividend.

Counsel and Independent Auditors

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Ernst & Young LLP serves as the independent auditors for the Trust.

Custodian

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

             DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of permitted investments for one or more of the
Funds:

AMERICAN DEPOSITARY RECEIPTS ("ADRs") - ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

DERIVATIVES - Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and
POs), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs, and
CATs). See elsewhere in the "Description of Permitted Investments and Risk Factors" and in the Statement of Additional Information for discussions of these various instruments.

FIXED INCOME SECURITIES - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value. When the mortgage-backed securities held by a Fund are pre-paid, the Fund must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the yield of the pre-paid security.

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over 7 days in length.

MONEY MARKET INSTRUMENTS - Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of. (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.

U.S. GOVERNMENT AGENCY OBLIGATIONS - Certain Federal agencies, such as the Government National Mortgage Association ("GNMA"), have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES - Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS - Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

WARRANTS - Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Funds will maintain with the Custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement.

Trust:
TIP FUNDS

Funds:
TURNER ULTRA LARGE CAP GROWTH FUND
TURNER GROWTH EQUITY FUND
TURNER MIDCAP GROWTH FUND
TURNER SMALL CAP GROWTH FUND

Adviser:
TURNER INVESTMENT PARTNERS, INC.

Distributor:
SEI INVESTMENTS DISTRIBUTION CO.

Administrator:
SEI FUND RESOURCES

Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP

Independent Auditors:
ERNST & YOUNG LLP

January 31, 1998

                               PENN CAPITAL FUNDS

                           PORTFOLIOS OF THE TIP FUNDS

                               Investment Adviser:
                      PENN CAPITAL MANAGEMENT COMPANY, INC.

TIP Funds (the "Trust") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual fund (the "Fund"), which is a separate series of the Trust:

                   PENN CAPITAL SELECT FINANCIAL SERVICES FUND

This Prospectus concisely sets forth the information about the Trust and the Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated January 31, 1998, has been filed with the Securities and Exchange Commission, and is available without charge by calling 1-800-224-6312. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

January 31, 1998,
as amended, July 31, 1998

                                TABLE OF CONTENTS


Summary  ..................................................................  3
Expense Summary............................................................  5
The Trust and the Fund.....................................................  6
Investment Objective.......................................................  6
Investment Policies........................................................  6
Risk Factors................................................................ 8
Investment Limitations..................................................... 10
The Adviser................................................................ 11
The Administrator.......................................................... 12
The Transfer Agent......................................................... 12
The Distributor............................................................ 12
Portfolio Transactions..................................................... 12
Purchase and Redemption of Shares.......................................... 13
Performance................................................................ 17
Taxes ..................................................................... 18
General Information........................................................ 19
Description of Permitted Investments and Risk Factors...................... 21

                                     SUMMARY

The following provides basic information about the Penn Capital Select Financial Services Fund (the "Select Financial Services Fund" or the "Fund"). The Fund is one of the thirteen mutual funds comprising TIP Funds (the "Trust"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

What is the Fund's goal and its primary policies?

Penn Capital Select Financial Services Fund

The Select Financial Services Fund seeks to generate long term capital appreciation. The Fund invests primarily in equity securities of companies principally engaged in the banking industry and the financial services sector, and will concentrate its investments in the banking industry. The banking industry includes commercial and industrial banks, savings and loan associations and their holding companies. The financial services sector includes consumer and industrial finance companies, diversified financial service companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies and other financial services companies.

What are the risks involved with investing in the Fund? The investment policies of the Fund entail certain risks and considerations of which investors should be aware. The Select Financial Services Fund will be exposed to the risks of investing in equity securities, including equity securities of small cap issuers (i.e., issuers with market capitalizations of less than $1 billion). Investments in smaller companies involve greater risks than investments in larger, more established companies. The Select Financial Services Fund will focus its investments in the U.S. banking industry and the financial services sector, and will be concentrated in the banking industry (i.e., at least 25% (and up to 100%) of its total assets will be invested in the banking industry). Although diversified throughout the industry, to the extent that it invests a significant portion of its assets in the banking industry and the financial services sector, it is subject to the risks associated with investing in banking and financial services issuers. The Fund may also, to a limited extent, borrow money and utilize leveraging techniques. The Fund may invest in securities that fluctuate in value, and investors should expect the Fund's net asset value per share to fluctuate in value. The value of equity securities may be affected by the financial markets as well as by developments impacting specific issuers. The values of fixed income securities tend to vary inversely with interest rates, and may be affected by market and economic factors, as well as by developments impacting specific issuers. The Fund's high yield securities, if any, may be volatile and are subject to greater amounts of credit risk than investment grade issuers.

For more information about the Fund, see "Investment Objective," "Investment Policies," "Risk Factors," and "Description of Permitted Investments and Risk Factors."

Who is the Adviser? Penn Capital Management Company, Inc. (the "Adviser"), serves as the investment adviser to the Fund. See "Expense Summary" and "The Adviser."

Who is the Administrator? SEI Fund Resources (the "Administrator") serves as the administrator and shareholder servicing agent for the Fund. See "Expense Summary" and "The Administrator."

Who is the Distributor? SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Fund's shares. See "The Distributor."

Who is the Transfer Agent? DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Trust. See "The Transfer Agent."

Is there a sales load? No, shares of the Fund are offered on a no-load basis.

Is there a minimum investment? The Fund requires a minimum initial investment of $2,500 ($2,000 for IRAs), which the Distributor may waive at its discretion.

How do I purchase and redeem shares? Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange is open for business ("Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent (or its authorized agent) receives the order and payment, by check or in readily available funds, prior to the calculation of net asset value. Redemption orders received by the Transfer Agent prior to the calculation of net asset value on any Business Day will be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day. See "Purchase and Redemption of Shares."

How are distributions paid? The Fund distributes substantially all of its net investment income (exclusive of capital gains) in the form of periodic dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

                                 EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
Sales Load Imposed on Purchases............................................None
Sales Load Imposed on Reinvested Dividends.................................None
Deferred Sales Load........................................................None
Redemption Fees (1)........................................................None
Exchange Fees..............................................................None
-------------------------------------------------------------------------------
(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.

ANNUAL OPERATING EXPENSES (as a percentage of  average net assets)
-------------------------------------------------------------------------------------------------------
                                                                                       Select Financial
                                                                                        Services Fund
-------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1)
12b-1 Fees                                                                                   .99%
Other Expenses (after expense                                                                None
reimbursements, if applicable) (2)                                                           .41%
-------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers or expense reimbursements) (3)                  1.40%
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1) The Adviser has agreed, on a voluntary basis, to waive its advisory fee to the extent necessary to keep the "Total Operating Expenses" of the Select Financial Services Fund during the current fiscal year from exceeding 1.40%. Absent these fee waivers, Advisory Fees would be 1.00%. The Adviser reserves the right to terminate its waiver at any time in its sole discretion.

(2) "Other Expenses" for the Fund are estimated for the current fiscal year.

(3) Absent fee waivers or expense reimbursements, "Total Operating Expenses" for the Select Financial Services Fund would be 1.41%, based on current expectations and assumptions.

EXAMPLE
-------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment in                    1 years       3 years
the Fund assuming (1) a 5% annual return and (2) redemption at the                -------       -------
end of each time period.

         Select Financial Services Fund                                             $14           $44
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The example is based upon total operating expenses of the Fund after waivers, as shown in the expense table. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Fund. Additional information may be found under "The Adviser" and "The Administrator."

THE TRUST AND THE FUNDS

TIP Funds (the "Trust") offers shares in thirteen separately-managed mutual funds, each of which is a separate series of the Trust. Each share of each mutual fund represents an undivided, proportionate interest in that mutual fund. This Prospectus offers shares of the Trust's Penn Capital Select Financial Services Fund (the "Select Financial Services Fund" or the "Fund").

INVESTMENT OBJECTIVE

Penn Capital Select Financial Services Fund -- The Select Financial Services Fund seeks to generate long term capital appreciation.

There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES

Penn Capital Select Financial Services Fund

The Select Financial Services Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in the equity securities of companies principally engaged in the banking industry and the financial services sector. At least 25% (and up to 100%) of the Fund's total assets will be invested in issuers in the banking industry. To the extent its investments are concentrated in the banking industry, the Fund is subject to the risks associated with that industry, including sensitivity to interest rate changes and potentially adverse legislative and regulatory changes. Examples of companies in the banking industry include commercial and industrial banks, savings and loan associations and their holding companies. Examples of companies in the financial services sector include investment advisers, brokerage companies, insurance companies, real estate and leasing companies, and companies that span across these segments.

Generally speaking, the Fund will hold a diversified portfolio of companies with strong fundamentals, many of which the Adviser believes hold the potential to be acquired at a premium to their trading prices, measured at the time of their original acquisition by the Fund (takeover candidates). Any remaining assets may be invested in equity securities and fixed income securities, warrants and rights to purchase common stocks, and in American Depository Receipts ("ADRs"). The Fund may also purchase shares of other investment companies and foreign securities, and may purchase high yield securities (otherwise known as "junk bonds") as a means of seeking to generate current income.

The Fund may invest in non-rated securities or in securities rated in the lowest ratings categories established by the Standard & Poor's Corporation ("S&P") and/or Moody's Investors Service, Inc. ("Moody's"). Securities rated below investment grade will not constitute more than 15% of the Select Financial Services Fund's total assets. See the Statement of Additional Information for a discussion of these ratings.

The Fund may invest in repurchase agreements, which entail a risk of loss should the seller default on its obligation to repurchase the security which is the subject of the transaction.

The Fund may participate in a securities lending program, which entails a risk of loss should a borrower fail financially.

The Fund may purchase Rule 144A securities.

The Fund may invest in certain instruments such as certain types of mortgage securities and when-issued securities, and may, to a limited extent, borrow money and utilize leveraging techniques. These investments and techniques, along with certain transactions involving futures, options, forwards and swaps, require the Fund to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments or techniques. As asset segregation reaches certain levels, the Fund may lose flexibility in managing its investments properly, responding to shareholder redemption request, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

The Fund may also invest in federal, state and municipal government obligations, investment grade corporate bonds, foreign securities, including emerging market securities, zero coupon, pay-in-kind and deferred payment bonds, variable and floating rate securities, money market instruments, shares of other investment companies and cash equivalents, and may invest up to 20% of its assets in ADRs.

The Fund may, although it has no present intention to do so, invest a portion of its assets in derivatives, including futures, options, forwards and swaps. Futures contracts, options, options on futures contracts, forwards and swaps entail certain costs and risks, including imperfect correlation between the value of the securities held by the Fund and the value of the particular derivative instrument, and the risk that the Fund could not close out a futures or options position when it would be most advantageous to do so.

The Fund may invest up to 15% of its net assets in illiquid securities, and for temporary defensive purposes, may invest up to 100% of its total assets in money market instruments (including U.S. Government securities, bank obligations, commercial paper rated in the highest rating category by a nationally recognized statistical rating organization ("NRSRO")) and shares of money market investment companies and may hold a portion of its assets in cash.

For a further description of these types of instruments see "Description of Permitted Investments and Risk Factors" in the Statement of Additional Information.

RISK FACTORS

Prospective investors in the Fund should consider the following factors as they apply to the Fund's allowable investments and policies.

Banking Industry and Financial Services Sector -- To the extent that the Select Financial Services Fund invests a significant percentage of its assets in the banking industry and the financial services sector, it is subject to risks associated with banking and financial services companies. The companies within the banking industry and the financial services sector are subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. Insurance companies are particularly subject to government regulation and rate setting, potential antitrust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios and failures to reinsurance carriers.

Equity Securities -- The Fund may invest in public and privately issued equity securities, including common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Fund may invest to a significant degree in equity securities of smaller institutions, including, but not limited to, those within the banking industry and the financial services sector. Any investment in smaller or medium capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and if listed on a national securities exchange may not be traded in volumes typical for that exchange. Thus, the securities of smaller-sized companies are likely to be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Fixed Income Securities -- The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Adviser will review the situation and take appropriate action.

High Yield, High Risk Securities -- The high yield market consists primarily of fixed income securities that are not rated or that are rated below investment grade (i.e., Ba1 or lower rating by Moody's and/or BB+ or lower by S&P), including securities of issuers subject to proceedings under the Federal Bankruptcy Code. High yield securities (also known as "junk bonds") include, but are not limited to, bonds and preferred stock, interests in term loans and in revolving credit facilities (or combinations thereof), convertible securities, units of bonds and warrants or stock, and other securities and financial instruments, including those on which the issuer is unable to pay stated dividends or interest payments on a current basis. Investments in these securities involve market risks, credit risks and call risks. High yield securities are generally medium term bonds and are more sensitive than short-term and less sensitive than long-term securities to general interest rate fluctuations. Credit risks relate to the continuing ability of the issuer of a security to pay the stated interest or dividends and ultimately to repay principal upon maturity. Discontinuation of such payments could substantially adversely affect the market price of the security. Call risks arise from early call features that many high yield securities contain. In general, the market for such securities is relatively inefficient due to its complexity and the limited availability of information on such securities.

Securities of Foreign Issuers -- The Fund may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of the Fund's assets measured in U.S.

dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events which could adversely effect the economies of such countries or investments in such countries.

Portfolio Turnover -- The annual portfolio turnover rate for the Select Financial Services Fund, under normal circumstances, is not expected to exceed 200%. An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy or from prevailing market conditions. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain. See "Taxes."

INVESTMENT LIMITATIONS

The investment objectives of the Fund and certain of the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of the Fund. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.

1. The Fund may not: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. The Fund may not purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that the Select Financial Services Fund will invest at least 25% of its total assets in the banking industry. This limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowings exceed 5% of its total assets.

The foregoing percentages (except the limitation on borrowing) will apply at the time of the purchase of a security.

THE ADVISER

Penn Capital Management Company, Inc. ("Penn Capital" or the "Adviser"), 52 Haddonfield-Berlin Road, Suite 1000, Cherry Hill, New Jersey 08034, is a professional investment management firm founded in 1987 and registered as an investment adviser under the Investment Advisers Act. Richard A. Hocker is a founding partner and Chief Investment Officer of the Adviser, an investment management firm that manages the investment portfolios of institutions and high net worth individuals and which currently has assets under management of approximately $500 million. The Adviser employs a staff of 17 and manages monies in a variety of investment styles through either separate account management or one of its private investment funds.

The Adviser serves as the investment adviser for the Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Select Financial Services Fund. The Adviser has voluntarily agreed to waive all or a portion of its fee and to reimburse expenses of the Select Financial Services Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.40%. The Adviser reserves the right, in its sole discretion, to terminate these voluntary fee waivers and reimbursements at any time.

The Fund is managed by a team consisting of certain principals of the Adviser. The Select Financial Services Fund is managed by Richard A. Hocker. Scott D. Schumacher, a Senior Analyst, assists Mr. Hocker in managing the Fund.

Prior to founding the Adviser, Mr. Hocker was a shareholder and Senior Portfolio Manager of Delaware Management Co., an investment management firm which, during Mr. Hocker's tenure, increased its assets under management from $300 million to $21 billion. At Delaware Management Co., Mr. Hocker was instrumental in developing and managing a variety of mutual funds, including Delchester Bond Fund and Delaware Cash Reserve, and where he personally managed, at its height, approximately $2 billion of assets. Additionally, Mr. Hocker was the founder, CEO and Chairman of the Board of Covenant Bank, a community bank based in Haddonfield, N.J., with approximately $435 million in assets. As Chairman of Covenant Bank, Mr. Hocker was the senior negotiator for acquisitions of three financial institutions, as well as the purchases of individual branches of regional banks that Covenant Bank has completed since 1992. In addition, Mr. Hocker negotiated the sale of Covenant Bank to First Union Corp., pending settlement in the first quarter of 1998.

Scott D. Schumacher, a Senior Analyst of the Adviser, assists Mr. Hocker in managing the Select Financial Services Fund. He has been employed by the Adviser since 1987. Mr. Schumacher began working with the investment team in 1992. As the Adviser's senior analyst, Mr. Schumacher is directly responsible for researching the financial services sector and monitoring credit positions of existing accounts.

Kathleen A. News, a co-founder and principal of the Adviser, serves as the Managing Director of the Adviser and co-portfolio manager of the Penn Capital Strategic High Yield Bond Fund. Ms. News has over 20 years of investment experience at both the Adviser and Delaware Management Co., including over 10 years managing high yield portfolios. While at Delaware, Ms. News served as a portfolio manager for Delaware Cash Reserve, as well as managing fixed income accounts for various Fortune 500 institutions.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel, and facilities.

For these administrative services, the Administrator is entitled to a minimum fee from the Fund of $75,000. Once the Fund's assets reach $62.5 million, it will be charged its asset-based fee, which is calculated daily and paid monthly, at an annual rate of .12% of each Fund's average daily net assets up to $75 million, .10% on the next $75 million of such assets, .09% on the next $150 million of such assets, .08% of the next $300 million of such assets, and .075% of such assets in excess of $600 million. The Administrator may, at its sole discretion, waive all or a portion of its fees.

 The Administrator also serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, acts as the Trust's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for its distribution services. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to the Fund's public offering price.

PORTFOLIO TRANSACTIONS

The Fund may execute brokerage or other agency transactions through the Distributor for which the Distributor may receive usual and customary compensation. The Adviser obtains its research information from a number of sources, including large brokerage houses, trade and financial journals and publications, corporate reports, rating service manuals, and interviews with corporate executives and other industry sources. The Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund, as well as on the basis of the Adviser's business relationship with the brokers. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transactions, provided that such commissions are in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms of either the transaction or the overall responsibility of the Adviser to the Fund and the Adviser's other clients. The Adviser may direct commission business for the Fund to designated broker-dealers (including the Distributor) in connection with such broker-dealers' payment of certain Fund expenses.

Since shares of the Fund are not marketed through intermediary broker-dealers, the Fund does not have a practice of allocating brokerage or effecting principal transactions with broker-dealers on the basis of sales of shares which may be made through such firms. However, the Adviser may place orders for the Fund with qualified broker-dealers who refer clients to the Fund.

Some securities considered for investment by the Fund may also be appropriate for other accounts and/or clients served by the Adviser. If the purchase or sale of securities consistent with the investment policies of the Fund and another of the Adviser's accounts and/or clients are considered at or about the same time, transactions in such securities will be allocated among the Fund and the other accounts and/or clients in a manner deemed equitable by the Adviser.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange is open for business ("Business Day"). Investors may purchase and redeem shares of the Fund directly through the Transfer Agent at: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805, by mail or wire transfer. All shareholders may place orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Fund may be made on any Business Day.

The minimum initial investment in the Fund is $2,500 ($2,000 for IRAs), and subsequent purchases must be at least $500. The Distributor may waive these minimums at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment.

Minimum Account Size - Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if, as the result of redemptions, the value of that account drops below $2,500. You will be allowed at least 60 days, after notice by the Fund, to make an additional investment to bring your account value up to at least $2,500 before the redemption is processed.

Certain brokers assist their clients in the purchase or redemption of shares and charge a fee for this service in addition to the Fund's public offering price.

Purchases by Mail

An account may be opened by mailing a check or other negotiable bank draft (payable to the Fund) for $2,500 or more ($2,000 for IRAs), together with a completed Account Application to: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805. Third-Party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check (including certified or cashier's checks), redemption proceeds will not be forwarded until the check providing for the investment being redeemed has cleared (which may take up to 15 days). Subsequent investments may also be mailed directly to the Transfer Agent.

Purchases by Wire Transfer

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: Select Financial Services Fund. The shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-224-6312 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire. Subsequent purchases may also be made by wire through the Automated Clearing House ("ACH").

General Information Regarding Purchases

A purchase request will be effective as of the day received by the Transfer Agent if the Transfer Agent (or its authorized agent) receives the purchase request in good order and payment prior to the calculation of net asset value on any Business Day. Otherwise, the purchase order will be effective on the next Business Day. A purchase request is in good order if it is complete and accompanied by the appropriate documentation, including an Account Application and additional documentation required. Payment may be made by check or readily available funds. The purchase price of shares of the Fund is the Fund's net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Fund.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and the investor could be liable for any losses or fees incurred. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust or its shareholders to accept such order.

Shares of the Fund may be purchased in exchange for securities to be included in the Fund, subject to the Adviser's or Administrator's determination that these securities are acceptable. Securities accepted in such an exchange will be valued at their market value. All accrued interest and subscription or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered by the shareholder to the Fund upon receipt from the issuer.

The Adviser or Administrator will not accept securities in exchange for Fund shares unless (1) such securities are appropriate for the Fund at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, as amended, or otherwise; and (3) prices are available from an independent pricing service approved by the Trust's Board of Trustees.

Systematic Investment Plan - A shareholder may also arrange for periodic additional investments in a Portfolio through automatic deductions by Automated Clearing House ("ACH") transactions from a checking or savings account by completing the Systematic Investment Plan form. This Systematic Investment Plan is subject to account minimum initial purchase amounts and a minimum pre-authorized investment amount of $100 per month. An application form for the Systematic Investment Plan may be obtained by calling 1-800-224-6312.

Exchanges

Shareholders of the Fund may exchange their shares for shares of the other TIP Funds that are then offering their shares to the public. Exchanges are made at net asset value. An exchange is considered a sale of shares and may result in capital gain or loss for federal income tax purposes. The shareholder must have received a current prospectus for the new Fund before any exchange will be effected, and the exchange privilege may be exercised only in those states where shares of the new Fund may legally be sold. If the Transfer Agent (or its authorized agent) receives exchange instructions in writing or by telephone (an "Exchange Request") in good order prior to the calculation of net asset value on any Business Day, the exchange will be effected that day. The liability of the Fund or the Transfer Agent for fraudulent or unauthorized telephone instructions may be limited as described below. The Trust reserves the right to modify or terminate this exchange offer on 60 days' notice.

Redemptions

Redemption requests in good order received by the Transfer Agent (or its authorized agent) prior to the calculation of net asset value on any Business Day will be effective that day. To redeem shares of the Fund, shareholders must place their redemption orders with the Transfer Agent (or its authorized agent) prior to the calculation of net asset value on any Business Day. Otherwise, the redemption order will be effective on the next Business Day. The redemption price of shares of the Fund is the net asset value per share of the Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The Custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of the Fund by Federal Reserve wire on Federal holidays restricting wire transfers. The Fund does not charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

Neither the Trust nor the Transfer Agent will be responsible for the authenticity of instructions received by telephone if they reasonably believe those instructions to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include the taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature on certain redemption requests. The Trust requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Trust does not accept guarantees from notaries public or from organizations that do not provide reimbursement in the case of fraud.

Systematic Withdrawal Plan - The Trust offers a Systematic Withdrawal Plan ("SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $2,500 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling 1-800-224-6312.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

Valuation of Shares

The net asset value per share of the Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of the Fund. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day.

PERFORMANCE

From time to time, the Fund may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of the Fund refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Fund may also quote the Frank Russell Company or Wilshire Associates, consulting firms that compile financial characteristics of common stocks and fixed income securities, regarding non-performance-related attributes of the Fund's portfolio. The Fund may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes. Further information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of the Fund:

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. The Fund intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

Tax Status of Distributions:

The Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from the Fund's net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations; however, such distributions which do qualify for the dividends-received deduction may be subject to the corporate alternative minimum tax. Any net capital gains will be distributed annually and will be taxed to shareholders as gains from the sale or exchange of a capital asset held for more than one year or for more than 18 months, as the case may be, regardless of how long the shareholder has held shares. The Fund will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the Fund are sold with original issue discount and thus do not make periodic cash interest payments. The Fund will be required to include as part of its current income the accrued discount on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 in the year declared, if paid by the Fund at any time during the following January. The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by the Fund and may be exempt, depending on the state, when received by a shareholder from the Fund provided certain state-specific conditions are satisfied. The Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular state. Income derived by the Fund from securities of foreign issuers may be subject to foreign withholding taxes. The Fund will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

Each sale, exchange or redemption of the Fund's shares is a taxable event to the shareholder.

GENERAL INFORMATION

The Trust

The Trust, an open-end management investment company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated January 26, 1996, as amended on February 21, 1997. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional portfolios.

The Trust pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the Trust

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shareholders of the Fund will vote separately on matters pertaining solely to the Fund. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

As of January 5, 1998, Penn Capital Management, Inc., and the Carolyn Turner/Robert Turner Jr. Trust, owned a controlling interest (as defined in the Investment Company Act of 1940) of the Penn Capital Select Financial Services Fund.

Reporting

The Trust issues unaudited financial information semiannually and audited financial statements annually for the Fund. The Trust also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805, or by calling 1-800-224-6312. Purchases, exchanges and redemptions of shares should be made through the Transfer Agent by calling 1-800-224-6312.

Dividends and Distributions

Substantially all of the net investment income (excluding capital gains) of the Fund is distributed in the form of dividends at least annually. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve or ACH wire transfer.

Dividends and other distributions of the Fund are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable distribution or dividend.

Counsel and Independent Auditors

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Ernst & Young LLP serves as the independent auditors for the Trust.

Custodian

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of permitted investments for the Fund:

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES -- Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING -- The Fund may borrow money equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Fund may be required to segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

FORWARD FOREIGN CURRENCY CONTRACTS -- A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

HIGH YIELD, HIGH RISK SECURITIES -- Securities rated below investment grade are often referred to as "junk bonds." Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting no only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

The high yield market is relatively new and its growth has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Fund's adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over 7 days in length.

MONEY MARKET INSTRUMENTS -- Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which the Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.

RULE 144A SECURITIES -- Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING -- In order to generate additional income, the Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. The Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SHORT SALES -- A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

U.S. GOVERNMENT AGENCY OBLIGATIONS -- Certain Federal agencies, such as the Government National Mortgage Association ("GNMA"), have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

U.S. TREASURY RECEIPTS -- U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the Custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because the Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.

Trust:
TIP FUNDS


Fund:
PENN CAPITAL SELECT FINANCIAL SERVICES FUND


Adviser:
PENN CAPITAL MANAGEMENT COMPANY, INC.


Distributor:
SEI INVESTMENTS DISTRIBUTION CO.


Administrator:
SEI FUND RESOURCES


Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP


Independent Auditors:
ERNST & YOUNG LLP



January 31, 1998